UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

August 12, 2004

LEHMAN BROTHERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-9466	13-3216325
(Commission File Number)	(IRS Employer Identification No.)

745 Seventh Avenue New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(212) 526-7000

Item 7.	Financial Statements and Exhibits

	(c)	Exhibits

The following Exhibit is incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-60474) of Lehman Brothers Holdings Inc. (the “Registrant”) as an exhibit thereto and is filed as part of this Current Report.

	4.1	Certificate of Increase of the Floating Rate Cumulative Preferred Stock, Series G, of the Registrant, dated August 12, 2004.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.

By:	/s/ Karen Corrigan
Karen Corrigan
Vice President

Date:  August 13, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit

4.1	Certificate of Increase of the Floating Rate Cumulative Preferred Stock, Series G, of the Registrant, dated August 12, 2004.